                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-02871

                    Lord Abbett Developing Growth Fund, Inc.
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 7/31

Date of reporting period: July 31, 2005

ITEM 1:         REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  DEVELOPING GROWTH FUND


FOR THE FISCAL YEAR ENDED JULY 31, 2005

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LORD ABBETT DEVELOPING GROWTH FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED JULY 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Developing Growth Fund's strategies and performance for the fiscal year ended July 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE FISCAL YEAR ENDED JULY 31,
2005?

A: After slowing during a 2004 summer "soft patch," the economy regained some traction in fourth quarter 2004. The S&P 500(R) Index(1) gained 1.5 percent in October, 4.1 percent in November, and 3.4 percent in December. For 2004 as a whole, the S&P 500 Index reported a gain of 10.9 percent.

    After a strong finish to calendar 2004, the broad stock indexes stumbled out of the gate in early 2005. The S&P 500 Index declined 2.4 percent in January. By the end of first quarter calendar 2005, the S&P 500 Index had declined 2.2 percent, largely reflecting investors' concerns that rising oil and gas prices would hurt economic growth by cutting into corporate profits and dampening consumer spending. Even with an agreement among members of the Organization of Petroleum Exporting Countries (OPEC) to increase oil production, crude oil prices climbed to over $57 per barrel. Although investor optimism waned in April as energy prices soared and the stock market relinquished some of its previous gains, economic trends again turned more positive in May and June. The stock market rose in May and remained unchanged in June. In July, total return for the S&P 500 Index was 3.7 percent.

    Of greatest note, the Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate eight consecutive times in quarter-point increments by the end of the fiscal year, from 1.25 percent to
3.25 percent. (The fed funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve Board district bank to other banks needing overnight loans to meet reserve requirements.)

    Employment numbers started to improve in fourth quarter calendar 2004. By January 2005, employment had risen by 146,000 jobs, and the unemployment rate had decreased to 5.2 percent. The unemployment rate remained essentially

                                                                               1
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unchanged at 5.1 percent through May, except for a small uptick to 5.4 percent in February. In June, the unemployment rate declined 5.0 percent and remained unchanged in July.

    Throughout the fiscal year, residential housing demand surged on continued low mortgage rates. In the final quarter of 2004, the Consumer Price Index (CPI) increased 0.5 percent in October and 0.1 percent in November, followed by a decrease of 0.4 percent in December. (The CPI is a commonly used measure of inflation, which reflects changes in the prices paid by urban consumers for a representative basket of goods and services.) By April 2005, the CPI showed a slight upward bias. In May, the CPI decreased slightly, but then trended up again in June and July.

    Consumer confidence, as measured by the Consumer Confidence Index (CCI), declined between July and November 2004, before returning to July levels again in January 2005. (Based on a representative sample of 5,000 households, the CCI measures consumer confidence about current business, employment, and economic conditions, as well as their expectations for the next six months.) However, in February, March, and April, the CCI declined. This downward trend was interrupted by CCI increases in May and June, followed by a dip in July.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED JULY 31, 2005?

A: The fund returned 24.0 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Growth Index,(2) which returned 22.6 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS AS OF JULY 31, 2005, ARE: 1 YEAR: 16.83 PERCENT, 5 YEARS: - 1.50 PERCENT, AND 10 YEARS: 7.37 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1 percent if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection in the healthcare sector was the greatest contributor to fund performance relative to the benchmark. Kos

2
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Pharmaceuticals, Inc. (0.93 percent of portfolio weighting), a specialty pharmaceuticals company, benefited from a favorable settlement agreement with a competitor regarding the manufacturing of one of its major drugs. In addition, AMERIGROUP Corp. (no longer held in the portfolio), a Medicaid HMO, performed well, as the market anticipated growing enrollment in two states. Selection of stocks in the technology sector also aided performance relative to the benchmark. SRA International, Inc. (1.26 percent of portfolio weighting), a technology services company, performed well owing to the awarding of several U.S. government contracts, including some from the Department of Defense. Trident Microsystems, Inc. (1.05 percent of portfolio weighting), a developer of integrated circuits for high-definition television, benefited from faster than expected sales and earnings growth.

    Stock selection in the materials and processing sector was the largest detractor to performance relative to the benchmark for the fiscal year. Dycom Industries, Inc. (no longer held in the portfolio), a service provider to the telecommunications industry, performed poorly during the period when orders from large telephone companies ramped up slower than expected. Rogers Corp. (no longer held in the portfolio), a supplier of specialty materials to the communications industry, lost value when its sales and earnings growth slowed as a result of a build-up in inventories. Another factor that took away from performance relative to the benchmark was stock selection within the consumer discretionary sector. The consumer discretionary sector includes stocks within the consumer durables, apparel, media, hotel, and leisure industries. These stocks tend to move with the economy. Nu Skin Enterprises, Inc. (0.71 percent of portfolio weighting), a maker of personal care products, underperformed owing to a delay in the company's Chinese expansion plans. Also, a Chinese employment firm, 51job, Inc. (0.18 percent of portfolio weighting), disappointed because its growth rate declined significantly.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                                               3
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(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION The views of the fund's management and the portfolio holdings described in this report are as of July 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the fund's prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

4
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INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000(R) Growth Index (the "Index"), assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

            THE FUND (CLASS A SHARES)       THE FUND (CLASS A SHARES)       RUSSELL 2000(R)
               AT NET ASSET VALUE          AT MAXIMUM OFFERING PRICE(1)     GROWTH INDEX(2)
Aug 1, 95            $ 10,000                        $  9,425                  $ 10,000
Jul-1996             $ 11,109                        $ 10,470                  $ 10,302
1997                 $ 15,663                        $ 14,762                  $ 12,903
1998                 $ 16,912                        $ 15,940                  $ 12,733
1999                 $ 20,303                        $ 19,136                  $ 14,580
2000                 $ 21,964                        $ 20,701                  $ 17,661
2001                 $ 18,674                        $ 17,600                  $ 13,544
2002                 $ 14,056                        $ 13,248                  $  9,399
2003                 $ 17,003                        $ 16,026                  $ 12,027
2004                 $ 17,434                        $ 16,431                  $ 13,389
2005                 $ 21,609                        $ 20,366                  $ 16,412

               AVERAGE ANNUAL TOTAL RETURNS AT MAXIMUM APPLICABLE
                SALES CHARGE FOR THE PERIODS ENDED JULY 31, 2005

                        1 YEAR   5 YEARS    10 YEARS  LIFE OF CLASS
            CLASS A(3)  16.83%    -1.50%      7.37%         --
            CLASS B(4)  19.15%    -1.13%        --        6.91%
            CLASS C(5)  23.14%    -0.88%        --        6.95%
            CLASS P(6)  23.83%    -0.39%        --        3.27%
            CLASS Y(7)  24.43%     0.06%        --        4.00%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance of the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended July 31, 2005, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares commenced operations on August 1, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on January 5, 1998. Performance is at net asset value.
(7) Class Y shares commenced operations on December 30, 1997. Performance is at net asset value.

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EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 through July 31, 2005).

ACTUAL EXPENSES

    For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 2/1/05 - 7/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING       ENDING      EXPENSES
                                             ACCOUNT       ACCOUNT    PAID DURING
                                              VALUE         VALUE       PERIOD+
                                            ---------      -------    -----------
                                                                        2/1/05 -
                                              2/1/05       7/31/05       7/31/05
                                              ------       -------      --------
CLASS A
Actual                                     $  1,000.00   $  1,118.50   $    6.09
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,019.04   $    5.81
CLASS B
Actual                                     $  1,000.00   $  1,114.80   $    9.44
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,015.87   $    9.00
CLASS C
Actual                                     $  1,000.00   $  1,115.10   $    9.44
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,015.87   $    9.00
CLASS P
Actual                                     $  1,000.00   $  1,117.40   $    6.56
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,018.60   $    6.26
CLASS Y
Actual                                     $  1,000.00   $  1,120.50   $    4.21
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,020.83   $    4.01

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.16% for Class A, 1.80% for Classes B and C, 1.25% for Class P and 0.80% for Class Y) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JULY 31, 2005

SECTOR+                       %*
Auto & Transportation        2.10%
Consumer Discretionary      24.82%
Consumer Staples             0.53%
Financial Services          10.54%
Healthcare                  18.52%
Integrated Oils              1.08%
Materials & Processing       1.71%
Other Energy                12.59%
Producer Durables            4.38%
Short-Term Investment        1.46%
Technology                  22.27%
Total                      100.00%

*   Represents percent of total investments.
+   A sector may comprise several industries.

SCHEDULE OF INVESTMENTS
JULY 31, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS 97.31%

ADVERTISING AGENCY 0.76%
aQuantive, Inc.*                                            372,484   $    7,025
                                                                      ----------
AEROSPACE 1.03%
Curtiss-Wright Corp.                                         65,000        3,991
Moog, Inc. Class A*                                         176,520        5,573
                                                                      ----------
TOTAL                                                                      9,564
                                                                      ----------
AIR TRANSPORTATION 1.11%
Aviall, Inc.*                                               303,150       10,262
                                                                      ----------
BANKS 0.55%
Western Alliance
Bancorp.*                                                   165,890        5,126
                                                                      ----------
BANKS: OUTSIDE NEW YORK CITY 2.44%
Cathay General Bancorp                                      175,490        6,237
CoBiz, Inc.                                                 140,830        2,577
SVB Financial Group*                                        268,600       13,790
                                                                      ----------
TOTAL                                                                     22,604
                                                                      ----------
BIOTECHNOLOGY RESEARCH &
PRODUCTION 4.03%
Abgenix, Inc.*                                              854,835        8,865
ArthroCare Corp.*                                           369,600       13,516
Intergra Lifesciences
Holdings*                                                    89,970        2,735
PRA Int'l.*                                                 298,073        9,005
Vion Pharmaceuticals,
Inc.*                                                     1,131,160        3,122
                                                                      ----------
TOTAL                                                                     37,243
                                                                      ----------
CASINOS & GAMBLING 3.09%
Mikohn Gaming Corp.*                                        498,870        6,984
Scientific Games Corp.
Class A*                                                    456,058       12,487
Shuffle Master, Inc.*                                       340,062        9,124
                                                                      ----------
TOTAL                                                                     28,595
                                                                      ----------
CHEMICALS 0.34%
Ultralife Batteries, Inc.*                                  195,510   $    3,161
                                                                      ----------
COAL 1.77%
Alpha Natural Resources,
Inc.*                                                       275,560        7,716
Foundation Coal Holdings,
Inc.                                                        260,130        8,649
                                                                      ----------
TOTAL                                                                     16,365
                                                                      ----------
COMMUNICATIONS & MEDIA 1.22%
NeuStar, Inc.*                                              401,600       11,245
                                                                      ----------
COMMUNICATIONS TECHNOLOGY 1.46%
Atheros Communications,
Inc.*                                                       443,790        4,779
WebEx Communications,
Inc.*                                                       305,452        8,727
                                                                      ----------
TOTAL                                                                     13,506
                                                                      ----------
COMPUTER SERVICES SOFTWARE &
SYSTEMS 13.74%
Anteon Int'l. Corp.*                                        149,400        7,014
Blackboard, Inc.*                                           239,150        5,892
Blue Coat Systems, Inc.*                                    368,617       12,164
CACI Int'l. Inc. Class A*                                   116,400        7,658
Digitas, Inc.*                                              877,880        9,903
Kanbay Int'l., Inc.*                                        327,684        7,262
MicroStrategy, Inc.*                                         66,940        5,164
Openwave System, Inc.*                                      528,364        9,801
Red Hat, Inc.*                                              424,299        6,466
salesforce.com, inc.*                                       399,800        9,415
Sapient Corp.*                                            1,025,700        7,980
SRA Int'l., Inc.*                                           308,980       11,494
Ultimate Software Group,
Inc. (The)*                                                 194,169        3,553
Verint Systems*                                             243,272        9,483
Wind River Systems, Inc.*                                   541,700        9,258
Witness Systems, Inc.*                                      234,970        4,584
                                                                      ----------
TOTAL                                                                    127,091
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JULY 31, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
COMPUTER TECHNOLOGY 2.67%

M-Systems Flash Disk
Pioneers Ltd.*(a)                                           227,300   $    5,876
Trident Microsystems,
Inc.*                                                       292,810        9,557
UNOVA, Inc.*                                                337,600        9,301
                                                                      ----------
TOTAL                                                                     24,734
                                                                      ----------
CONSUMER ELECTRONICS 0.25%
SINA Corp.*(a)                                               83,200        2,314
                                                                      ----------
COSMETICS 0.70%
Nu Skin Enterprises, Inc.
Class A                                                     274,080        6,474
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES 2.02%
Euronet Worldwide,
Inc.*                                                       168,732        4,963
Greenhill & Co., Inc.                                       150,940        5,790
Jones Lang LaSalle, Inc.*                                   161,440        7,951
                                                                      ----------
TOTAL                                                                     18,704
                                                                      ----------
DIVERSIFIED MANUFACTURING 1.35%
CLARCOR, Inc.                                               103,270        3,222
Hexcel Corp.*                                               535,300        9,250
                                                                      ----------
TOTAL                                                                     12,472
                                                                      ----------
DRUGS & PHARMACEUTICALS 4.32%
Adams Respiratory
Therapeutics, Inc.*                                          27,880          822
CV Therapeutics, Inc.*                                      377,050       10,622
Kos Pharmaceuticals, Inc.*                                  118,476        8,471
Noven Pharmaceuticals,
Inc.*                                                       432,940        7,321
SFBC Int'l., Inc.*                                          316,690       12,744
                                                                      ----------
TOTAL                                                                     39,980
                                                                      ----------
EDUCATION SERVICES 1.97%
Bright Horizons Family
Solutions, Inc.*                                            321,500       14,718
Universal Technical
Institute, Inc.*                                            107,370        3,479
                                                                      ----------
TOTAL                                                                     18,197
                                                                      ----------
ELECTRONICS: INSTRUMENTS,
GAUGES & METERS 0.47%
NovAtel, Inc.*(a)                                           134,500   $    4,371
                                                                      ----------
ELECTRONICS: MEDICAL SYSTEMS 2.25%
Affymetrix, Inc.*                                            50,200        2,344
Hologic, Inc.*                                              171,660        7,826
Intuitive Surgical, Inc.*                                   153,600       10,660
                                                                      ----------
TOTAL                                                                     20,830
                                                                      ----------
ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 2.93%
FormFactor, Inc.*                                           249,359        6,518
Microsemi Corp.*                                            390,230        8,331
Pixelworks, Inc.*                                           341,103        2,630
SiRF Technology
Holdings, Inc.*                                             438,427        9,580
                                                                      ----------
TOTAL                                                                     27,059
                                                                      ----------
ELECTRONICS: TECHNOLOGY 1.16%
Trimble Navigation Ltd.*                                    275,200       10,722
                                                                      ----------
ENERGY MISCELLANEOUS 0.98%
Penn Virginia Corp.                                          48,410        2,612
TETRA Technologies, Inc.*                                   162,970        6,497
                                                                      ----------
TOTAL                                                                      9,109
                                                                      ----------
FINANCE COMPANIES 0.38%
Int'l. Securities Exchange
Inc.*                                                       146,550        3,505
                                                                      ----------
FINANCE: SMALL LOAN 0.46%
Nelnet, Inc. Class A*                                       112,600        4,273
                                                                      ----------
FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 0.44%
Kronos, Inc.*                                                86,942        4,086
                                                                      ----------
FINANCIAL INFORMATION SERVICES 2.27%
FactSet Research
Systems, Inc.                                               289,217       10,609
Morningstar, Inc.*                                          382,700       10,390
                                                                      ----------
TOTAL                                                                     20,999
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JULY 31, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
FOODS 0.52%
Diamond Foods, Inc.*                                        216,390   $    4,793
                                                                      ----------
HEALTH & PERSONAL CARE 2.15%
Healthcare Services
Group, Inc.                                                 236,936        4,341
LabOne, Inc.*                                               200,100        7,530
Symbion, Inc.*                                              331,490        8,025
                                                                      ----------
TOTAL                                                                     19,896
                                                                      ----------
HEALTHCARE MANAGEMENT SERVICES 1.23%
Sierra Health Services,
Inc.*                                                        69,780        4,706
WellCare Health Plans,
Inc.*                                                       173,010        6,630
                                                                      ----------
TOTAL                                                                     11,336
                                                                      ----------
INSURANCE: PROPERTY-CASUALTY 0.76%
ProAssurance Corp.*                                         162,590        6,985
                                                                      ----------
INVESTMENT MANAGEMENT COMPANIES 0.49%
Calamos Asset
Management, Inc.                                            156,635        4,517
                                                                      ----------
JEWELRY WATCHES & GEMSTONES 0.35%
Fossil, Inc.*                                               134,690        3,204
                                                                      ----------
MACHINERY: OIL WELL EQUIPMENT &
SERVICES 4.21%
Cal Dive Int'l., Inc.*                                      236,300       13,994
Hydril Co.*                                                 170,277       10,925
Oil States Int'l., Inc.*                                    199,000        5,886
Superior Energy Services,
Inc.*                                                       113,600        2,424
W-H Energy Services,
Inc.*                                                       181,710        5,706
                                                                      ----------
TOTAL                                                                     38,935
                                                                      ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 4.28%
American Medical
Systems Holdings, Inc.*                                     165,083        3,838
FoxHollow Technologies,
Inc.*                                                       101,360        5,199
Kyphon Inc.*                                                191,110   $    7,766
Sybron Dental
Specialties, Inc.*                                          346,550       12,736
Ventana Medical
Systems, Inc.*                                              234,840       10,089
                                                                      ----------
TOTAL                                                                     39,628
                                                                      ----------
OFFSHORE DRILLING 0.77%
Atwood Oceanics, Inc.*                                      104,330        7,112
                                                                      ----------
OIL: CRUDE PRODUCERS 4.68%
Bill Barrett Corp.*                                         118,560        3,793
Denbury Resources Inc.*                                     149,600        7,001
Encore Acquisition Co.*                                     206,550        6,515
Energy Partners, Ltd.*                                      176,620        4,673
TODCO Class A*                                              288,200        8,851
Unit Corp.*                                                 262,260       12,457
                                                                      ----------
TOTAL                                                                     43,290
                                                                      ----------
OIL: INTEGRATED DOMESTIC 1.17%
KCS Energy Services,
Inc.*                                                       373,150        7,329
Superior Well Services,
Inc.*                                                       191,050        3,500
                                                                      ----------
TOTAL                                                                     10,829
                                                                      ----------
PRODUCTION TECHNOLOGY EQUIPMENT 2.43%
ATMI, Inc.*                                                 263,960        8,402
Cognex Corp.                                                244,540        8,160
Varian Semiconductor
Equipment Assoc., Inc.*                                     142,200        5,904
                                                                      ----------
TOTAL                                                                     22,466
                                                                      ----------
RESTAURANTS 2.23%
P.F. Chang's China
Bistro, Inc.*                                               172,198        9,813
Panera Bread Co.
Class A*                                                    185,800       10,823
                                                                      ----------
TOTAL                                                                     20,636
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
JULY 31, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
RETAIL 5.83%
Blue Nile Inc.*                                             138,370   $    4,602
Coldwater Creek Inc.*                                       139,337        3,858
Golf Galaxy, Inc.*                                           79,500        1,480
Guitar Center, Inc.*                                        138,159        8,924
Hibbett Sporting Goods,
Inc.*                                                       221,885        8,882
Overstock.com, Inc.*                                         59,730        2,586
Pacific Sunwear of
California, Inc.*                                            57,330        1,398
Stamps.com Inc.*                                            480,610        8,613
United Natural Foods,
Inc.*                                                       322,640       10,879
Zumiez Inc.*                                                 77,635        2,655
                                                                      ----------
TOTAL                                                                     53,877
                                                                      ----------
SECURITIES BROKERAGE & SERVICES 0.58%
Jefferies Group, Inc.                                       129,800        5,365
                                                                      ----------
SERVICES: COMMERCIAL 4.48%
51job, Inc. ADR*                                            119,311        1,617
Advisory Board Co. (The)*                                   208,243       10,866
Corporate Executive
Board Co. (The)                                             102,174        8,243
CRA Int'l., Inc.*                                           117,820        6,268
Heidrick & Struggles
Int'l., Inc.*                                                63,563        1,906
Resources Connection,
Inc.*                                                       417,158       12,515
                                                                      ----------
TOTAL                                                                     41,415
                                                                      ----------
TELECOMMUNICATIONS EQUIPMENT 0.38%
Plantronics, Inc.                                           102,700        3,508
                                                                      ----------
TEXTILES APPAREL MANUFACTURERS 2.60%
Guess?, Inc.*                                               326,560        7,642
Quiksilver, Inc.*                                           363,560        6,104
Volcom, Inc.*                                                76,720        2,583
Warnaco Group, Inc.
(The)*                                                      316,800        7,714
                                                                      ----------
TOTAL                                                                     24,043
                                                                      ----------
TOYS 1.05%
Marvel Enterprises, Inc.*                                   501,120   $    9,717
                                                                      ----------
TRUCKERS 0.96%
Landstar System, Inc.*                                      266,680        8,886
                                                                      ----------
TOTAL COMMON STOCKS
(cost $749,597,993)                                                      900,054
                                                                      ==========

                                                          PRINCIPAL
                                                             AMOUNT
                                                              (000)
                                                         ----------
SHORT-TERM INVESTMENT 1.44%

REPURCHASE AGREEMENT 1.44%
Repurchase Agreement
dated 7/29/2005,
2.66% due 8/1/2005
with State Street
Bank & Trust Co.
collateralized by
$13,495,000 of Federal
National Mortgage
Assoc. at 4.45%
due 4/11/2008;
value: $13,613,081;
proceeds: $13,345,893
(cost $13,342,936)                                       $   13,343       13,343
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES 98.75%
(cost $762,940,929)                                                      913,397
                                                                      ==========
CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES 1.25%                                               11,593
                                                                      ----------
NET ASSETS 100.00%                                                    $  924,990
                                                                      ==========

   * Non-income producing security.
 (a) Foreign security traded in U.S. dollars.
 ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2005

ASSETS:
Investment in securities, at value (cost $762,940,929)                               $   913,397,031
Cash                                                                                         247,003
Receivables:
   Interest and dividends                                                                     28,954
   Investment securities sold                                                             29,098,996
   Capital shares sold                                                                       873,460
Prepaid expenses and other assets                                                            178,473
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             943,823,917
----------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
   Investment securities purchased                                                        15,276,905
   Capital shares reacquired                                                               1,540,532
   Management fee                                                                            431,678
   12b-1 distribution fees                                                                   452,560
   Fund administration                                                                        50,754
   Directors' fees                                                                           495,452
   To affiliate                                                                               14,072
Accrued expenses and other liabilities                                                       571,780
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                         18,833,733
====================================================================================================
NET ASSETS                                                                           $   924,990,184
====================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                      $   796,239,967
Accumulated net investment loss                                                             (495,452)
Accumulated net realized loss on investments                                             (21,210,433)
Net unrealized appreciation on investments                                               150,456,102
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $   924,990,184
====================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                       $   497,282,255
Class B Shares                                                                       $   108,442,584
Class C Shares                                                                       $    59,521,532
Class P Shares                                                                       $    68,293,036
Class Y Shares                                                                       $   191,450,777
OUTSTANDING SHARES BY CLASS:
Class A Shares (875 million shares of common stock authorized, $.001 par value)           29,106,942
Class B Shares (40 million shares of common stock authorized, $.001 par value)             6,728,009
Class C Shares (25 million shares of common stock authorized, $.001 par value)             3,678,654
Class P Shares (30 million shares of common stock authorized, $.001 par value)             4,030,288
Class Y Shares (30 million shares of common stock authorized, $.001 par value)            10,898,327
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                       $         17.08
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                                      $         18.12
Class B Shares-Net asset value                                                       $         16.12
Class C Shares-Net asset value                                                       $         16.18
Class P Shares-Net asset value                                                       $         16.94
Class Y Shares-Net asset value                                                       $         17.57

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2005

INVESTMENT INCOME:
Dividends                                                                            $     1,460,286
Interest                                                                                     330,956
Securities lending-net                                                                       158,254
Foreign withholding tax                                                                       (2,979)
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                    1,946,517
----------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                             5,015,336
12b-1 distribution plan-Class A                                                            1,870,004
12b-1 distribution plan-Class B                                                            1,131,372
12b-1 distribution plan-Class C                                                              627,144
12b-1 distribution plan-Class P                                                              334,802
Shareholder servicing                                                                      2,011,976
Professional                                                                                  55,510
Reports to shareholders                                                                      139,309
Fund administration                                                                          381,227
Custody                                                                                       86,908
Directors' fees                                                                               52,293
Registration                                                                                  85,577
Subsidy (See Note 3)                                                                         167,989
Other                                                                                         26,275
----------------------------------------------------------------------------------------------------
Gross expenses                                                                            11,985,722
   Expense reductions (See Note 7)                                                           (15,342)
----------------------------------------------------------------------------------------------------
NET EXPENSES                                                                              11,970,380
----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                      (10,023,863)
====================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                   83,616,067
Net change in unrealized appreciation (depreciation) on investments                      129,510,725
====================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                         213,126,792
====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $   203,102,929
====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR ENDED    FOR THE YEAR ENDED
DECREASE IN NET ASSETS                                                     JULY 31, 2005         JULY 31, 2004
OPERATIONS:
Net investment loss                                                   $      (10,023,863)  $       (11,874,377)
Net realized gain (loss) on investments                                       83,616,067           227,865,477
Net change in unrealized appreciation (depreciation) on investments          129,510,725          (176,789,464)
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         203,102,929            39,201,636
==============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            118,743,053           219,993,474
Cost of shares reacquired                                                   (410,227,383)         (384,281,681)
--------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                          (291,484,330)         (164,288,207)
==============================================================================================================
NET DECREASE IN NET ASSETS                                                   (88,381,401)         (125,086,571)
==============================================================================================================
NET ASSETS:
Beginning of year                                                          1,013,371,585         1,138,458,156
--------------------------------------------------------------------------------------------------------------
END OF YEAR                                                           $      924,990,184   $     1,013,371,585
==============================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                       $         (495,452)  $          (462,891)
==============================================================================================================

                        SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED 7/31                     2/1/2001          YEAR
                                                    ------------------------------------------------        TO            ENDED
                                                       2005         2004         2003         2002      7/31/2001*      1/31/2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                $   13.78    $   13.44    $   11.11    $   14.76    $   17.10       $   19.55
                                                    =========    =========    =========    =========    =========       =========
Investment operations:
  Net investment loss(a)                                 (.15)        (.14)        (.11)        (.13)        (.07)           (.12)
  Net realized and unrealized gain (loss)                3.45          .48         2.44        (3.52)       (2.27)          (1.61)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total from investment operations                     3.30          .34         2.33        (3.65)       (2.34)          (1.73)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
Distributions to shareholders from:
  Net realized gain                                         -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total distributions                                     -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   17.08    $   13.78    $   13.44    $   11.11    $   14.76       $   17.10
                                                    =========    =========    =========    =========    =========       =========
Total Return(b)                                         23.95%        2.53%       20.97%      (24.73)%     (13.68)%(c)      (9.37)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                 1.20%        1.18%        1.29%        1.24%         .61%(c)        1.11%
  Expenses, excluding expense reductions                 1.20%        1.18%        1.29%        1.24%         .61%(c)        1.11%
  Net investment loss                                   (1.00)%       (.94)%       (.95)%       (.91)%       (.46)%(c)       (.66)%

                                                                 YEAR ENDED 7/31                         2/1/2001        YEAR
                                               -----------------------------------------------------        TO          ENDED
SUPPLEMENTAL DATA:                                 2005          2004          2003          2002       7/31/2001*    1/31/2001
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)              $   497,282   $   556,320   $   609,041   $   718,944   $ 1,070,737   $ 1,309,513
  Portfolio turnover rate                           123.83%       115.55%        71.59%        47.37%        22.14%        37.86%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     YEAR ENDED 7/31                     2/1/2001          YEAR
                                                    ------------------------------------------------        TO            ENDED
                                                       2005         2004         2003         2002      7/31/2001*      1/31/2001
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                $   13.09    $   12.84    $   10.69    $   14.27    $   16.58       $   19.09
                                                    =========    =========    =========    =========    =========       =========
Investment operations:
  Net investment loss(a)                                 (.23)        (.22)        (.17)        (.20)        (.11)           (.23)
  Net realized and unrealized gain (loss)                3.26          .47         2.32        (3.38)       (2.20)          (1.56)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total from investment operations                     3.03          .25         2.15        (3.58)       (2.31)          (1.79)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
Distributions to shareholders from:
  Net realized gain                                         -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total distributions                                     -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   16.12    $   13.09    $   12.84    $   10.69    $   14.27       $   16.58
                                                    =========    =========    =========    =========    =========       =========
Total Return(b)                                         23.15%        1.95%       20.11%      (25.09)%     (13.93)%(c)      (9.92)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                 1.84%        1.82%        1.92%        1.85%         .91%(c)        1.75%
  Expenses, excluding expense reductions                 1.84%        1.82%        1.92%        1.85%         .91%(c)        1.75%
  Net investment loss                                   (1.64)%      (1.58)%      (1.58)%      (1.50)%       (.76)%(c)      (1.31)%

                                                                 YEAR ENDED 7/31                         2/1/2001        YEAR
                                               -----------------------------------------------------        TO          ENDED
SUPPLEMENTAL DATA:                                 2005          2004          2003          2002       7/31/2001*    1/31/2001
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)              $   108,443   $   122,119   $   141,698   $   140,608   $   228,279   $   289,393
  Portfolio turnover rate                           123.83%       115.55%        71.59%        47.37%        22.14%        37.86%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     YEAR ENDED 7/31                     2/1/2001          YEAR
                                                    ------------------------------------------------        TO            ENDED
                                                       2005         2004         2003         2002      7/31/2001*      1/31/2001
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                $   13.14    $   12.89    $   10.73    $   14.28    $   16.60       $   19.11
                                                    =========    =========    =========    =========    =========       =========
Investment operations:
  Net investment loss(a)                                 (.23)        (.22)        (.17)        (.16)        (.11)           (.23)
  Net realized and unrealized gain (loss)                3.27          .47         2.33        (3.39)       (2.21)          (1.56)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total from investment operations                     3.04          .25         2.16        (3.55)       (2.32)          (1.79)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
Distributions to shareholders from:
  Net realized gain                                         -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total distributions                                     -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   16.18    $   13.14    $   12.89    $   10.73    $   14.28       $   16.60
                                                    =========    =========    =========    =========    =========       =========
Total Return(b)                                         23.14%        1.94%       20.13%      (24.86)%     (13.98)%(c)      (9.86)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                 1.84%        1.82%        1.92%        1.57%         .91%(c)        1.75%
  Expenses, excluding expense reductions                 1.84%        1.82%        1.92%        1.57%         .91%(c)        1.75%
  Net investment loss                                   (1.64)%      (1.58)%      (1.58)%      (1.22)%       (.76)%(c)      (1.31)%

                                                                 YEAR ENDED 7/31                         2/1/2001        YEAR
                                               -----------------------------------------------------        TO          ENDED
SUPPLEMENTAL DATA:                                 2005          2004          2003          2002       7/31/2001*    1/31/2001
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)              $    59,522   $    69,895   $    87,959   $    95,423   $   168,691   $   225,189
  Portfolio turnover rate                           123.83%       115.55%        71.59%        47.37%        22.14%        37.86%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     YEAR ENDED 7/31                     2/1/2001          YEAR
                                                    ------------------------------------------------        TO            ENDED
                                                       2005         2004         2003         2002      7/31/2001*      1/31/2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                $   13.68    $   13.35    $   11.05    $   14.67    $   17.00       $   19.46
                                                    =========    =========    =========    =========    =========       =========
Investment operations:
  Net investment loss(a)                                 (.16)        (.15)        (.11)        (.13)        (.07)           (.14)
  Net realized and unrealized gain (loss)                3.42          .48         2.41        (3.49)       (2.26)          (1.60)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total from investment operations                     3.26          .33         2.30        (3.62)       (2.33)          (1.74)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
Distributions to shareholders from:
  Net realized gain                                         -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total distributions                                     -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   16.94    $   13.68    $   13.35    $   11.05    $   14.67       $   17.00
                                                    =========    =========    =========    =========    =========       =========
Total Return(b)                                         23.83%        2.47%       20.81%      (24.68)%     (13.71)%(c)      (9.47)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                 1.29%        1.27%        1.37%        1.30%         .63%(c)        1.20%
  Expenses, excluding expense reductions                 1.29%        1.27%        1.37%        1.30%         .63%(c)        1.20%
  Net investment loss                                   (1.09)%      (1.03)%      (1.03)%       (.96)%       (.49)%(c)       (.76)%

                                                                 YEAR ENDED 7/31                         2/1/2001        YEAR
                                               -----------------------------------------------------        TO          ENDED
SUPPLEMENTAL DATA:                                 2005          2004          2003          2002       7/31/2001*    1/31/2001
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)              $    68,293   $    81,007   $    89,452   $    82,576   $   121,444   $   155,975
  Portfolio turnover rate                           123.83%       115.55%        71.59%        47.37%        22.14%        37.86%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                     YEAR ENDED 7/31                     2/1/2001          YEAR
                                                    ------------------------------------------------        TO            ENDED
                                                       2005         2004         2003         2002      7/31/2001*      1/31/2001
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                $   14.12    $   13.72    $   11.30    $   14.94    $   17.28       $   19.70
                                                    =========    =========    =========    =========    =========       =========
Investment operations:
  Net investment loss(a)                                 (.10)        (.09)        (.07)        (.07)        (.04)           (.06)
  Net realized and unrealized gain (loss)                3.55          .49         2.49        (3.57)       (2.30)          (1.64)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total from investment operations                     3.45          .40         2.42        (3.64)       (2.34)          (1.70)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
Distributions to shareholders from:
  Net realized gain                                         -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
    Total distributions                                     -            -            -            -            -            (.72)
                                                    ---------    ---------    ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   17.57    $   14.12    $   13.72    $   11.30    $   14.94       $   17.28
                                                    =========    =========    =========    =========    =========       =========
Total Return(b)                                         24.43%        2.92%       21.42%      (24.36)%     (13.54)%(c)      (9.13)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                  .84%         .81%         .92%         .85%         .41%(c)         .75%
  Expenses, excluding expense reductions                  .84%         .81%         .92%         .85%         .41%(c)         .75%
  Net investment loss                                    (.64)%       (.58)%       (.58)%       (.51)%       (.26)%(c)       (.31)%

                                                                 YEAR ENDED 7/31                         2/1/2001        YEAR
                                               -----------------------------------------------------        TO          ENDED
SUPPLEMENTAL DATA:                                 2005          2004          2003          2002       7/31/2001*    1/31/2001
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)              $   191,451   $   184,031   $   210,308   $   213,173   $   310,416   $   350,224
  Portfolio turnover rate                           123.83%       115.55%        71.59%        47.37%        22.14%        37.86%

 *  The Fund Changed its fiscal year-end from January 31 to July 31.
(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on July 11, 1973.

The Fund's investment objective is to seek long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund offers five classes of shares: Classes A, B, C, P, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P, and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Classes A, B, C, and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Government securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults. At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Fund's securities lending program. State Street Bank & Trust Company ("SSB") received fees of $67,823 for the year ended July 31, 2005, which are netted against Securities Lending Income on the Statement of Operations. As of July 31, 2005, there were no securities on loan.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $100 million          .75%
Over $100 million           .50%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 DISTRIBUTION PLANS

The Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEES                   CLASS A          CLASS B         CLASS C          CLASS P
--------------------------------------------------------------------------------
Service                 .25%              .25%            .25%             .20%
Distribution            .10%(1)           .75%            .75%             .25%

(1) Until October 1, 2004, the Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. The unamortized balance of the prepaid distribution fee as of July 31, 2005 was $118,804. This amount will continue to be amortized by the Fund, generally over a two-year period. The amount of CDSC collected by the Fund during the year ended July 31, 2005 was $33,686.

Class Y does not have a distribution plan.

The Fund, along with certain other funds managed by Lord Abbett (together the "Underlying Funds"), have entered into a Servicing Agreement with Alpha Strategy Fund (formerly known as Alpha Series) of Lord Abbett Securities Trust ("Alpha Strategy Fund"), pursuant to which each Underlying Fund pays a portion of the expenses of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Agreement are included in Subsidy Expense on the Statement of Operations.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Fund, after concessions were paid to authorized dealers, for the year ended July 31, 2005:

DISTRIBUTOR        DEALERS'
COMMISSIONS        CONCESSIONS
------------------------------
$    47,421        $   262,951

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

As of July 31, 2005, the Fund's components of accumulated earnings (losses) on a tax-basis are as follows:

Capital loss carryforwards*         $ (19,562,210)
Temporary differences                    (495,452)
Unrealized gains (losses) - net       148,807,879
-------------------------------------------------
   Total accumulated gains - net    $ 128,750,217
=================================================

* As of July 31, 2005, the Fund has a capital loss carryforward of $19,562,210 expiring on July 31, 2011.

As of July 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                            $ 764,589,152
-------------------------------------------------
Gross unrealized gain                 160,416,198
Gross unrealized loss                 (11,608,319)
-------------------------------------------------
   Net unrealized security gain     $ 148,807,879
=================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended July 31, 2005, have been reclassified among the components of net assets based on their tax basis treatment as follows:

ACCUMULATED NET              PAID-IN
INVESTMENT LOSS              CAPTIAL
------------------------------------
$     9,991,302        $  (9,991,302)

The permanent difference is primarily due to tax net investment losses.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2005 are as follows:

PURCHASES            SALES
-------------------------------------
$  1,163,223,152     $  1,460,259,057

There were no purchases or sales of U.S. Government securities for the year ended July 31, 2005.

6.  DIRECTORS' REMUNERATION

The Fund's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. For the period August 1, 2004 through December 9, 2004, the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004, the Facility was renewed at an annual rate of .08%. At July 31, 2005, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended July 31, 2005.

9.  CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies.

These factors can affect the Fund's performance.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

11.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                YEAR ENDED                        YEAR ENDED
                                             JULY 31, 2005                     JULY 31, 2004
--------------------------------------------------------------------------------------------
                                   SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS A SHARES

Shares sold                     3,652,229   $   54,566,720        7,913,887   $  117,107,416
Shares reacquired             (14,913,368)    (224,882,400)     (12,856,957)    (190,487,121)
--------------------------------------------------------------------------------------------
Decrease                      (11,261,139)  $ (170,315,680)      (4,943,070)  $  (73,379,705)
--------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                       426,366   $    6,048,560          642,912   $    9,062,999
Shares reacquired              (3,030,468)     (42,888,877)      (2,342,285)     (33,014,458)
--------------------------------------------------------------------------------------------
Decrease                       (2,604,102)  $  (36,840,317)      (1,699,373)  $  (23,951,459)
--------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                       288,289   $    4,068,486          439,945   $    6,271,153
Shares reacquired              (1,930,366)     (27,339,503)      (1,941,195)     (27,490,734)
--------------------------------------------------------------------------------------------
Decrease                       (1,642,077)  $  (23,271,017)      (1,501,250)  $  (21,219,581)
--------------------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                     1,261,197   $   18,673,207        2,424,028   $   35,726,440
Shares reacquired              (3,151,705)     (47,319,159)      (3,201,292)     (47,567,596)
--------------------------------------------------------------------------------------------
Decrease                       (1,890,508)  $  (28,645,952)        (777,264)  $  (11,841,156)
--------------------------------------------------------------------------------------------

CLASS Y SHARES

Shares sold                     2,295,639   $   35,386,080        3,413,555   $   51,825,466
Shares reacquired              (4,430,721)     (67,797,444)      (5,707,488)     (85,721,772)
--------------------------------------------------------------------------------------------
Decrease                       (2,135,082)  $  (32,411,364)      (2,293,933)  $  (33,896,306)
--------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT DEVELOPING GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the "Fund"), including the schedule of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
September 27, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
YEAR OF BIRTH                       FUND               DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Director since          Managing Partner and Chief       N/A
Lord, Abbett & Co. LLC      1995; Chairman          Investment Officer of
90 Hudson Street            since 1996              Lord Abbett since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
YEAR OF BIRTH                    WITH FUND             DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW           Director since 1994     Managing General Partner,        Currently serves as
Lord, Abbett & Co. LLC                              Bigelow Media, LLC               director of Adelphia
c/o Legal Dept.                                     (since 2000); Senior Adviser,    Communications, Inc.,
90 Hudson Street                                    Time Warner Inc. (1998 -         Crane Co., and Huttig
Jersey City, NJ 07302                               2000); Acting Chief              Building Products Inc.
(1941)                                              Executive Officer of
                                                    Courtroom Television
                                                    Network (1997 - 1998);
                                                    President and Chief
                                                    Executive Officer of Time
                                                    Warner Cable Programming,
                                                    Inc. (1991 - 1997).

WILLIAM H.T. BUSH           Director since 1998     Co-founder and Chairman          Currently serves as
Lord, Abbett & Co. LLC                              of the Board of the financial    director of WellPoint
c/o Legal Dept.                                     advisory firm of Bush-           Health Networks Inc.
90 Hudson Street                                    O'Donnell & Company (since       (since 2002), and
Jersey City, NJ 07302                               1986).                           Engineered Support
(1938)                                                                               Systems, Inc. (since
                                                                                     2000).

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
YEAR OF BIRTH                    WITH FUND             DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.      Director since 1998     Managing Director of             Currently serves as
Lord, Abbett & Co. LLC                              Monitor Clipper Partners         director of Avondale,
c/o Legal Dept.                                     (since 1997) and President       Inc. and Interstate
90 Hudson Street                                    of Clipper Asset                 Bakeries Corp.
Jersey City, NJ 07302                               Management Corp. (since
(1942)                                              1991), both private equity
                                                    investment funds.

JULIE A. HILL               Director since 2004     Owner and CEO of the             Currently serves as
Lord, Abbett & Co. LLC                              Hillsdale Companies, a           director of WellPoint
c/o Legal Dept.                                     business consulting firm         Health Networks Inc.;
90 Hudson Street                                    (since 1998); Founder,           Resources Connection
Jersey City, NJ 07302                               President and Owner of the       Inc.; and Holcim (US)
(1946)                                              Hiram-Hill and Hillsdale         Inc. (a subsidiary of
                                                    Development Companies            Holcim Ltd.).
                                                    (1998 - 2000).

FRANKLIN W. HOBBS           Director since 2000     Former Chief Executive           Currently serves as
Lord, Abbett & Co. LLC                              Officer of Houlihan Lokey        director of Adolph
c/o Legal Dept.                                     Howard & Zukin, an               Coors Company.
90 Hudson Street                                    investment bank
Jersey City, NJ 07302                               (January 2002 - April 2003);
(1947)                                              Chairman of Warburg Dillon
                                                    Read (1999 - 2001); Global
                                                    Head of Corporate Finance
                                                    of SBC Warburg Dillon Read
                                                    (1997 - 1999); Chief
                                                    Executive Officer of Dillon,
                                                    Read & Co. (1994 - 1997).
C. ALAN MACDONALD
Lord, Abbett & Co. LLC      Director since 1988     Retired - General Business       Currently serves as
c/o Legal Dept.                                     and Governance Consulting        director of H.J. Baker
90 Hudson Street                                    (since 1992); formerly           (since 2003).
Jersey City, NJ 07302                               President and CEO of
(1933)                                              Nestle Foods.

THOMAS J. NEFF
Lord, Abbett & Co. LLC      Director since 1982     Chairman of Spencer Stuart       Currently serves as
c/o Legal Dept.                                     (U.S.), an executive search      director of Ace, Ltd.
90 Hudson Street                                    consulting firm (since 1996);    (since 1997) and
Jersey City, NJ 07302                               President of Spencer Stuart      Hewitt Associates, Inc.
(1937)                                              (1979 -1996).

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                      CURRENT POSITION            LENGTH OF SERVICE             PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND              OF CURRENT POSITION           DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Chief Executive         Elected in 1995                  Managing Partner and
(1945)                      Officer and                                              Chief Investment Officer
                            President                                                of Lord Abbett (since
                                                                                     1996).

NAME AND                      CURRENT POSITION            LENGTH OF SERVICE             PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND              OF CURRENT POSITION           DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
F. THOMAS O'HALLORAN        Executive               Elected in 2001                  Partner and Investment
(1955)                      Vice President                                           Manager, joined Lord
                                                                                     Abbett in 2001; formerly
                                                                                     Executive Director/Senior
                                                                                     Research Analyst at Dillon
                                                                                     Read/UBS Warburg.

TRACIE E. AHERN             Vice President          Elected in 1999                  Partner and Director of
(1968)                                                                               Portfolio Accounting and
                                                                                     Operations, joined Lord
                                                                                     Abbett in 1999.

JAMES BERNAICHE             Chief Compliance        Elected in 2004                  Chief Compliance Officer,
(1956)                      Officer                                                  joined Lord Abbett in
                                                                                     2001; formerly Vice
                                                                                     President and Chief
                                                                                     Compliance Officer with
                                                                                     Credit Suisse Asset
                                                                                     Management LLC.

JOAN A. BINSTOCK            Chief Financial         Elected in 1999                  Partner and Chief
(1954)                      Officer and                                              Operations Officer, joined
                            Vice President                                           Lord Abbett in 1999.

DANIEL E. CARPER            Vice President          Elected in 1986;                 Partner, joined Lord
(1952)                                              Retiring as of                   Abbett in 1979.
                                                    9/30/2005

LESLEY-JANE DIXON           Vice President          Elected in 1999                  Partner and Investment
(1964)                                                                               Manager, joined Lord
                                                                                     Abbett in 1995.

JOHN J. DICHIARO            Vice President          Elected in 2001                  Partner and Senior
(1957)                                                                               Strategy Coordinator-Small
                                                                                     Cap Growth, joined Lord
                                                                                     Abbett in 2000.

PAUL A. HILSTAD             Vice President and      Elected in 1995;                 Partner and General
(1942)                      Secretary               Retiring as of                   Counsel, joined Lord
                                                    9/30/2005                        Abbett in 1995.

LAWRENCE H. KAPLAN          Vice President and      Elected in 1997                  Partner and Deputy
(1957)                      Assistant Secretary                                      General Counsel, joined
                                                                                     Lord Abbett in 1997.

ROBERT G. MORRIS            Vice President          Elected in 1995                  Partner and Director of
(1944)                                                                               Equity Investments, joined
                                                                                     Lord Abbett in 1991.

A. EDWARD OBERHAUS, III     Vice President          Elected in 1996                  Partner and Manager of
(1959)                                                                               Equity Trading, joined
                                                                                     Lord Abbett in 1983.

CHRISTINA T. SIMMONS        Vice President and      Elected in 2000                  Assistant General Counsel,
(1957)                      Assistant Secretary                                      joined Lord Abbett in
                                                                                     1999.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                      CURRENT POSITION            LENGTH OF SERVICE             PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND              OF CURRENT POSITION           DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
BERNARD J. GRZELAK          Treasurer               Elected in 2003                  Director of Fund
(1971)                                                                               Administration, joined
                                                                                     Lord Abbett in 2003;
                                                                                     formerly Vice President,
                                                                                     Lazard Asset Management
                                                                                     LLC  (2000-2003); prior
                                                                                     thereto Manager of
                                                                                     Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At a meeting on December 9, 2004, the Board of Directors of the Fund, including all Directors who are not interested persons of the Fund (the "Board"), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the fourth quintile of its performance universe in the nine-month and five-year periods, in the fifth quintile in the one-year period, the third quintile in the three-year period, and the second quintile in the ten-year period. The Board also noted that the performance was below that of the Lipper Small-Cap Growth Index in all periods except the ten-year period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of the class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees for the Fund were approximately twenty-six basis points below the median of the peer group, and the actual management and administrative services fees were approximately twenty-five basis points below the median of the peer group. The Board also noted that the total expense ratio of Class A was approximately twenty-four basis points below the median of the peer group, the total expense ratios of Classes B and C were approximately twenty-seven basis points below the median of the peer group, the total expense ratio of Class P was approximately fifteen basis points below the median of the peer group, and the total expense ratio of Class Y was approximately twelve basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005, are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]


    This report when not used for the general
  information of shareholders of the Fund is to
  be distributed only if preceded or accompanied      Lord Abbett Developing Growth Fund, Inc.
          by a current Fund Prospectus.

Lord Abbett Mutual Fund shares are distributed by                                                        LADG-2-0705
           LORD ABBETT DISTRIBUTOR LLC                                                                       (09/05)

ITEM 2:         CODE OF ETHICS.

         (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended July 31, 2005 (the "Period").

         (b)    Not applicable.

         (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

         (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

         (e)    Not applicable.

         (f) See Item 11(a) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2005 and 2004 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                            FISCAL YEAR ENDED:
                                                             2005        2004
                  Audit Fees {a}                          $  39,000   $  37,000

                  Audit-Related Fees {b}                        157         238
                                                          ---------------------
                  Total audit and audit-related fees         39,157      37,238
                                                          ---------------------

                  Tax Fees {c}                                6,940       6,826
                  All Other Fees {d}                            -0-         384
                                                          ---------------------

                    Total Fees                            $  46,097   $  44,448
                                                          ---------------------

         {a} Consists of fees for audits of the Registrant's annual financial statements.

         {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a- 7 of the Investment Company Act of 1940 and related Board approved procedures.

         {c} Fees for the fiscal year ended July 31, 2005 and 2004 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099- MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns

         {d} Fees for the fiscal year ended July 31, 2004 consist of the Registrant's proportionate share of fees for testing of Anti-Money Laundering Compliance.

         (e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

                   - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
                   - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

               The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

         (e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

               The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended July 31, 2005 and 2004 were:

                                                            FISCAL YEAR ENDED:
                                                             2005        2004
                  All Other Fees {a}                      $ 165,650   $  81,900

         {a} Consist of fees for Independent Services Auditors' Report on
             Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

                The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended July 31, 2005 and 2004 were:

                                                            FISCAL YEAR ENDED:
                                                             2005        2004
                  All Other Fees {b}                      $   - 0 -   $  11,378

         {b} Fees for the fiscal year ended July 31, 2004 represent fees for testing of Anti-Money Laundering Compliance.

         (h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:         AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6:         SCHEDULE OF INVESTMENTS.

                Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8:         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
                COMPANIES.

                Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10:        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                Not applicable.

ITEM 11:        CONTROLS AND PROCEDURES.

         (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12:        EXHIBITS.

         (a)(1) Amendments to Code of Ethics - Not applicable.

         (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

         (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             LORD ABBETT DEVELOPING GROWTH FUND, INC.


                                      /s/ Robert S. Dow
                                      -----------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/ Joan A. Binstock
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: September 23, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                             LORD ABBETT DEVELOPING GROWTH FUND, INC.


                                      /s/ Robert S. Dow
                                      -----------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/ Joan A. Binstock
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: September 23, 2005